THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life Variable Annuity Account N
Lincoln New York Account N for Variable Annuities

Lincoln ChoicePlusSM Design

Supplement dated January 22, 2016 to the Prospectus dated May 1, 2015

This Supplement outlines changes to the Huntington VA Dividend Capture Fund that is offered under your Lincoln ChoicePlusSM Design individual variable annuity contract. This information is effective as of January 1, 2016.

The following table shows the expenses charged by the fund as of January 1, 2016 (as a percentage of each fund’s average net assets):

	Management Fees (before any waivers/ Reimburse-ments) +	12b-1 Fees (before any waivers/ reimburse-ments) +	Other Expenses (before any waivers/ reimbursements) +	Acquired Fund Fees and Expenses (AFFE) =	Total Expenses (before any waivers/ reimburse-ments)	Total Contractual waivers/ reimburse-ments (if any)	Total Expenses (after any waivers/ reimburse-ments)
Huntington VA Dividend Capture Fund1	0.75%	0.25%	0.72%	0.07%	1.79%	-0.47%	1.32%
1 The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”), has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.25% of the Fund’s daily net assets through April 30, 2017. This agreement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees or upon termination of the Management Agreement between the Trust and the Advisor. Under certain conditions, the Advisor may recapture operating expenses reimbursed under this agreement for a period of three years following the fiscal year in which such reimbursement occurred. Any amounts recaptured by the Advisor may not cause the Fund’s total annual fund operating expenses to exceed the stated expense caps. Effective January 1, 2016, the fund has adopted a Distribution Plan (a “12b-1 Plan”).

Investments of the Variable Account – Description of the Funds.  As of January 1, 2016, the advisor for the Huntington VA Dividend Capture Fund is Rational Advisors, Inc. More detailed information may be obtained from the current prospectus for the fund. You should read the prospectus carefully before investing. Please be advised that there is no assurance that the fund will achieve its stated objectives.

All other provisions of your prospectus remain unchanged. This Supplement is for informational purposes only and requires no action on your part.

Please retain this Supplement for future reference.